Electronically Filed
3/11/2020 12:25 PM
Steven D. Grierson
CLERK OF THE COURT

NOTC

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of FORU HOLDINGS, INC., a Nevada Corporation [Nevada Entity No. C11212-1994], (Petition of Custodian Ventures, LLC)	CASE NO.: A-20-809893-B DEPT NO.: XIII

NOTICE OF ENTRY OF ORDER

PLEASE TAKE NOTICE that on the 10th day of March, 2020 the attached Order Appointing Custodian was entered in the above-captioned case.

Dated this 11th day of March, 2020.

CHASEY LAW OFFICES

Peter L. Chasey, Esq.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

CERTIFICATE OF SERVICE

I hereby certify that on the 11th day of March, 2020, I served a true and complete copy of the foregoing ***NOTICE OF ENTRY OF ORDER*** by placing a copy of the same in the United States Mail, postage fully prepaid addressed to the following:

Officers and Directors
Foru Holdings, Inc.
3773 Howard Hughes Parkway, Suite 500S
Las Vegas, NV 89162

Officers and Directors
Foru Holdings, Inc.
117 S. Cook Street, Suite 184
Barrington, IL 60010

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598

Shannon Bernosky

AN EMPLOYEE OF CHASEY LAW OFFICES

Electronically Filed
3/10/2020 9:22 AM
Steven D. Grierson
CLERK OF THE COURT

ORDR

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
CHASEY LAW OFFICES
3295 N. Fort Apache Road, Suite 110
Las Vegas, Nevada 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
email: peter@chaseylaw.com
Attorney for Petitioner
CUSTODIAN VENTURES, LLC

EIGHTH JUDICIAL DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of FORU HOLDINGS, INC., a Nevada Corporation [Nevada Entity No. C11212-1994], (Petition of Custodian Ventures, LLC),	CASE NO.: A-20-809893-B DEPT NO.: XIII **ORDER APPOINTING CUSTODIAN [NRS 78.347(1)(B)]**

THE COURT, having considered Petitioner, CUSTODIAN VENTURES, LLC's Motion for Appointment of Custodian for FORU HOLDINGS, INC., a Nevada Corporation [Nevada Entity No. C11212-1994], proper notice having been given to the officers and directors of FORU HOLDINGS, INC. pursuant to NRS 78.750(2), no opposition having been received, and good cause appearing,

IT IS ORDERED, ADJUDGED AND DECREED that:

1. Petitioner CUSTODIAN VENTURES, LLC is appointed custodian of FORU HOLDINGS, INC.

2. CUSTODIAN VENTURES, LLC shall revive and/or reinstate FORU HOLDINGS, INC. with the Nevada Secretary of State.

3. CUSTODIAN VENTURES, LLC shall appoint officers and directors to serve during the Custodianship of FORU HOLDINGS, INC.

4. CUSTODIAN VENTURES, LLC is authorized to take reasonable and prudent action on behalf of FORU HOLDINGS, INC., including negotiating and compromising debt, executing contracts and other agreements, filing Amendments to Articles of Incorporation to change the corporation's name, authorize additional shares, authorize additional classes of shares, designate and issue authorized common shares and preferred shares, and initiating litigation in FORU HOLDINGS, INC.'s name as deemed reasonable and prudent in connection with or related to the performance of the Custodian's duties.

5. CUSTODIAN VENTURES, LLC shall provide reasonable notice to all shareholders of record of a shareholders meeting to be held after this Order is entered, and the shareholders who attend such meeting, whether in person or by proxy, shall constitute a quorum sufficient for all purposes of the meeting.

6. The record transfer agent for FORU HOLDINGS, INC. is hereby authorized and directed to cooperate with CUSTODIAN VENTURES, LLC concerning delivery of the shareholder list for FORU HOLDINGS, INC.

7. CUSTODIAN VENTURES, LLC shall file a Custodian Amendment to the Articles of Incorporation for FORU HOLDINGS, INC. with the Nevada Secretary of State containing the following disclosures and statements:

(a) Disclosures of any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations, or convictions concerning CUSTODIAN VENTURES, LLC, or its affiliates or subsidiaries.

(b) A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the officers or directors of the corporation to request that FORU HOLDINGS, INC. comply with Chapter 78 of the Nevada Revised Statutes.

(c) A statement that as Custodian, CUSTODIAN VENTURES, LLC, is authorized to continue the business of FORU HOLDINGS, INC. for the benefit of the corporation and its shareholders.

(d) A statement that CUSTODIAN VENTURES, LLC will reinstate FORU HOLDINGS, INC.'s charter to do business in the State of Nevada.

(e) Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

8. CUSTODIAN VENTURES, LLC, as custodian of FORU HOLDINGS, INC., shall submit a report to this Court of the actions taken by the Custodian every 3 month(s) from the date of Notice of Entry of this Order while the custodianship remains active.

IT IS SO ORDERED.

Dated this 9th day of March, 2020.

DISTRICT COURT JUDGE

Respectfully Submitted by:
CHASEY LAW OFFICES

PETER L. CHASEY, ESQ.
Nevada Bar No. 007650
3295 N. Fort Apache Rd., Ste. 110
Las Vegas, NV 89129
Tel: (702) 233-0393 Fax: (702) 233-2107
Attorney for Petitioner
CUSTODIAN VENTURES, LLC